UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014

(Address of principal executive offices)	(Zip code)

(408) 517-8000 (The Registrant’s telephone number)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01: REGULATION FD DISCLOSURE

     Between May 31 and June 3, 2005, executives of Symantec Corporation (“Symantec”) and VERITAS Software Corporation (“VERITAS”) intend to give a series of presentations to investors regarding the proposed merger of the two companies. In addition to merger-related information, the Symantec and VERITAS executives each intend to reaffirm previous guidance for each company’s current fiscal quarter. The slides that will accompany these presentations are attached hereto as Exhibit 99.01.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.01	Slides to be used in a series of joint investor presentations by Symantec and VERITAS executives between May 31 and June 3, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005	SYMANTEC CORPORATION

	By:	/s/ Arthur F. Courville

Arthur F. Courville Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.01 Slides to be used in a series of joint investor presentations by Symantec and VERITAS executives between May 31 and June 3, 2005 (solely furnished and not filed herewith pursuant to Item 7.01).